UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2023
AppHarvest, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39288	84-5042965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Appalachian Way Morehead, KY	40351
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (606) 653-6100
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	APPH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	APPHW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Secured Promissory Note and Loan Agreement

On July 19, 2023, AppHarvest, Inc., (the “Company”) entered into a certain Secured Promissory Note and Loan Agreement (the “Note”) with Equilibrium (as defined below), pursuant to which Equilibrium agreed to provide the Company with a loan in the principal amount of $2,690,000 (the “Bridge Loan”). The Bridge Loan shall bear interest on the unpaid principal amount thereof at a rate per annum equal to 10.0% and has a maturity date of July 24, 2023.

The Company shall utilize the proceeds of the Loan for general corporate purposes, consistent with certain cash flow forecasts and subject to certain restrictions as set forth in the Note.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Note, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Certain of the transactions described in the foregoing shall be subject to approval of the Bankruptcy Court (as defined below).

Item 1.03 Bankruptcy or Receivership.

Voluntary Petitions for Bankruptcy

On July 23, 2023, the Debtors named in Exhibit 99.1 filed voluntary petitions for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) thereby commencing chapter 11 cases for the Debtors (the “Chapter 11 Cases”). The Company will continue to operate its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company is seeking approval of various “first day” motions with the Bankruptcy Court, requesting customary relief intended to enable the Company to continue its ordinary course operations and to facilitate an orderly transition of its operations. The Company intends to sell substantially all of its assets during the Chapter 11 Cases.

The Company cannot be certain that holders of the Company’s common stock will receive any payment or other distribution on account of those shares following the Chapter 11 Cases.

Additional information about the Chapter 11 Cases is available online at https://cases.stretto.com/appharvest. The information on that website is not incorporated by reference and does not constitute part of this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the Note is incorporated by reference herein.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-
Balance Sheet Arrangement.

The commencement of the Chapter 11 Cases described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

•that certain Credit Agreement, dated as of July 23, 2021, by and between AppHarvest Richmond Farm, LLC and Equilibrium (as amended by that certain First Amendment to Credit Agreement, dated as of July 29, 2021, that certain Second Amendment to Credit Agreement, dated as of July 29, 2022, that certain Waiver and Third Amendment to Credit Agreement, dated as of December 21, 2022, and as further amended or supplemented from time to time prior to the date hereof)

•that certain Credit Agreement, dated as of June 15, 2021, by and between AppHarvest Morehead Farm, LLC, and Rabo AgriFinance LLC (“Rabo”), (as amended by that certain First Amendment to Master Credit Agreement, dated as of March 31, 2023 and as further amended or supplemented from time to time prior to the date hereof); and

•that certain Credit Agreement, dated as of July 29, 2022, by and among Greater Nevada Credit Union (“GNCU”), AppHarvest Operations, Inc., and AppHarvest Pulaski Farm, LLC (as amended or supplemented prior to the date hereof).

The Debt Instruments provide that as a result of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 24, 2023, the Company received notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Staff has, in accordance with Listing Rules 5101, 5110(b), and IM-5101-1, determined that the Company’s securities will be delisted from Nasdaq based on the following factors: (i) July 23, 2023, the Company filed for protection under Chapter 11 of the U.S. Bankruptcy Code and the associated public interest concerns raised by such filing; (ii) concerns regarding, the residual equity interest of the existing listed securities holders; and (iii) concerns about the Company’s ability to sustain compliance with all requirements for continued listing on Nasdaq.

Trading of the Company’s common stock will be suspended at the opening of business on August 2, 2023 and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company's securities from listing and registration on Nasdaq.

Item 7.01 Regulation FD Disclosure

On July 24, 2023, the Company issued a press release (the “Press Release”) announcing, among other things, the commencement of the Chapter 11 Cases. A copy of the Press Release is furnished as Exhibit 99.2 to this Form 8-K.

The information in this Item 7.01 of the Form 8-K, including Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations concerning matters that are not historical facts. Words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,”, “could” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “can,” “goal,” “target” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, without limitation, the outcome of the Chapter 11 Cases; the Company’s financial projections and cost estimates; the Company’s ability to raise additional funds during the Chapter 11 Cases; and risks associated with the Company’s business prospects, financial results and business operations. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the SEC, including the Company’s most recent Annual Report filed on Form 10-K and the subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Secured Promissory Note and Loan Agreement, dated July 19, 2023, between the Company and Equilibrium
99.1	List of Company entities that are debtors in the Chapter 11 Cases.
99.2	Press Release, dated July 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppHarvest, Inc.

Dated: July 24, 2023
	By:	/s/ Loren Eggleton
Loren Eggleton
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)